UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                     December 20, 2006 (December 15, 2006)

                                   REFCO INC.
                              REFCO GROUP LTD., LLC
                               REFCO FINANCE INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      001-32604                20-2537426
          Delaware                     333-119701                52-2169014
          Delaware                    333-119701-23              20-1400416
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


             One World Financial Center
             200 Liberty Street, Tower A
             New York, New York                           10281
             --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


     (Registrant's Telephone Number, Including Area Code) (212) 693-7000
                                                         ----------------


                                 Not Applicable
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.03  Bankruptcy or Receivership
-------------------------------------

         On December 15, 2006, Refco Inc. (the "Company") issued a press release announcing that the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered an order confirming the Modified Joint Chapter 11 Plan of Refco Inc. and Certain of its Direct and Indirect Subsidiaries (the "Modified Plan"). The press release is attached as Exhibit 99.1, the order entered by the Bankruptcy Court, which confirms the Modified Plan, is attached as Exhibit 99.2, and the Modified Plan is attached as Exhibit 99.3 and each is incorporated by reference herein. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Modified Plan.

          The Modified Plan provides for the orderly wind-up of the Company's businesses and is premised on a series of interdependent settlements and compromises. Under the terms of the settlements which form the basis for the Modified Plan, secured lenders who were owed $717.7 million were paid in full in cash prior to confirmation of the Modified Plan; bondholders are expected to receive 83.4 cents on the dollar for their claims; Refco Capital Markets, Ltd.'s ("RCM") securities customers are expected to receive approximately 85.6 cents on the dollar for their claims, and general unsecured creditors are expected to receive between 23 and 37.5 cents on the dollar for their claims. In addition, as more fully described below, shareholders and creditors of the Company will have the opportunity to participate in recoveries obtained by both the Litigation Trust (as defined below) and Private Actions Trust (as defined below) which will hold certain litigation claims.

         On the effective date of the Modified Plan, the currently outstanding shares of the Company's common stock will be cancelled and the holders of common stock of the Company outstanding immediately prior to the filing of the Chapter 11 Cases shall be given certain rights to participate in a trust established on the effective date of the Modified Plan to hold certain litigation claims of the Debtors and RCM (the "Litigation Trust") and a trust established on the effective date of the Modified Plan to hold certain claims and causes of action against third parties owned by holders of claims or interests against RCM or the Debtors and which claims, even after contribution, are not assets of the estates of the Debtors (the "Private Actions Trust"). Specifically, holders of common stock of the Company that elect to assign and contribute their non-estate causes of action to the Private Actions Trust will receive a percentage interest in the recoveries obtained by both the Litigation Trust and the Private Action Trust (the "Combined Recoveries") keyed to the net amount of such recoveries, consisting of (i) 3% of the first $500 million of the Combined Recoveries; (ii) 7.5% of the Combined Recoveries greater than $500 million; and (iii) 15% of the Combined Recoveries greater than $1 billion.


Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

         (c) Exhibit.


Exhibit
Number                Description
-------               -----------

Exhibit 99.1          Press Release, dated December 15, 2006

Exhibit 99.2 Order confirming the Modified Joint Chapter 11 Plan of Refco Inc. and Certain of its Direct and Indirect Subsidiaries, entered December 15, 2006

Exhibit 99.3 Modified Joint Chapter 11 Plan of Refco Inc. and Certain of its Direct and Indirect Subsidiaries, dated December 14, 2006

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     REFCO INC.


Date:  December 20, 2006
                                                     By: /s/ Jerry Lombardo
                                                         -----------------------
                                                         Jerry Lombardo
                                                         Chief Financial Officer

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     REFCO GROUP LTD., LLC


Date:  December 20, 2006
                                                     By: /s/ Jerry Lombardo
                                                         -----------------------
                                                         Jerry Lombardo
                                                         Authorized Person

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     REFCO FINANCE INC.


Date:  December 20, 2006
                                                     By: /s/ Jerry Lombardo
                                                         -----------------------
                                                         Jerry Lombardo
                                                         Vice President

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                Description
-------               -----------

Exhibit 99.1          Press Release, dated December 15, 2006

Exhibit 99.2 Order confirming the Modified Joint Chapter 11 Plan of Refco Inc. and Certain of its Direct and Indirect Subsidiaries, entered December 15, 2006

Exhibit 99.3 Modified Joint Chapter 11 Plan of Refco Inc. and Certain of its Direct and Indirect Subsidiaries, dated December 14, 2006